SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 4, 2006

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 4, 2006, Sirenza Microdevices, Inc. (the “Company”) entered into an Agreement and Plan of Merger, by and among the Company, Penguin Acquisition Corporation, a California corporation and wholly owned subsidiary of the Company (“Merger Sub”), Premier Devices, Inc., a California corporation (“PDI”), Phillip Chuanze Liao and Yeechin Shiong Liao (the “Merger Agreement”). Pursuant to the Merger Agreement, the Company will acquire PDI for 7,000,000 shares of Sirenza common stock, $14 million in cash and a $6 million note maturing in 12 months (the “Acquisition”). The aggregate cash proceeds due at closing noted above may be adjusted downward for certain transaction expenses incurred by PDI in excess of $750,000. The Board of Directors of both companies and Phillip and Yeechin Liao, as the sole stockholders of PDI, have each approved the Acquisition. The consummation of the transactions contemplated by the Merger Agreement is subject to customary closing conditions.

The summary of the transaction described above is qualified by reference to the Merger Agreement, which is attached as an exhibit hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On February 6, 2006, the Company issued a press release announcing the Acquisition (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 disclosure and in the Press Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit 2.1 is being filed herewith pursuant to Item 1.01 and the following Exhibit 99.1 is being furnished (not filed) herewith pursuant to Item 7.01.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 4, 2006, by and among Premier Devices, Inc., Sirenza Microdevices, Inc., Penguin Acquisition Corporation, Phillip Chuanze Liao and Yeechin Shiong Liao. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)

99.1	Press release by Sirenza Microdevices, Inc. issued on February 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Clay Simpson
Clay Simpson
Vice President, General Counsel and Secretary

Date: February 6, 2006

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of February 4, 2006, by and among Premier Devices, Inc., Sirenza Microdevices, Inc., Penguin Acquisition Corporation, Phillip Chuanze Liao and Yeechin Shiong Liao. (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Reorganization Agreement have been omitted. Sirenza Microdevices, Inc. agrees to furnish such exhibits supplementally upon the request of the Commission.)

99.1	Press release by Sirenza Microdevices, Inc. issued on February 6, 2006